Exhibit 1.1

[●] Shares
SMITHFIELD FOODS, INC.
COMMON STOCK, NO PAR VALUE
UNDERWRITING AGREEMENT
[●], 2025

[_____________], 2025
Morgan Stanley & Co. LLC
BofA Securities, Inc.
Goldman Sachs & Co. LLC
c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
c/o BofA Securities, Inc.
One Bryant Park
New York, New York 10036
c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282
Ladies and Gentlemen:
Smithfield Foods, Inc., a Virginia corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the “Underwriters”), and certain shareholders of the Company (the “Selling Shareholder”) named in Schedule I hereto severally propose to sell to the several Underwriters, an aggregate of [●] shares of the common stock, no par value, of the Company (the “Firm Shares”), of which [●] shares are to be issued and sold by the Company and [●] shares are to be sold by the Selling Shareholder.
The Selling Shareholder also proposes to issue and sell to the several Underwriters not more than an additional [●] shares of the Company’s common stock, no par value (the “Additional Shares”), if and to the extent that Morgan Stanley & Co. LLC (“Morgan Stanley”), BofA Securities, Inc. (“BofA Securities”) and Goldman Sachs & Co. LLC (“Goldman Sachs,” and together with Morgan Stanley and BofA Securities, the “Representatives”), as representatives of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of common stock, no par value, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.” The Company and the Selling Shareholder are hereinafter sometimes collectively referred to as the “Sellers.”
The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-284141), including a preliminary prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (a “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.
For purposes of this Underwriting Agreement (this “Agreement”), “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “preliminary prospectus” shall mean each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted information pursuant to Rule 430A under the Securities Act that was used after such effectiveness and prior to the execution and delivery of this Agreement, “Time of Sale Prospectus” means the preliminary prospectus contained in the Registration Statement at the time of its effectiveness together with the documents and pricing information set forth in Schedule III hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof.
Morgan Stanley has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in each of the Time of Sale Prospectus and the Prospectus under the heading “Underwriters” (the “Directed Share Program”). The Shares to be sold by Morgan Stanley and its affiliates pursuant to the Directed Share Program, at the direction of the Company, are referred to hereinafter as the “Directed Shares”. Any Directed Shares not orally confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company agrees and confirms that references to “affiliates” of Morgan Stanley that appear in this Agreement shall be understood to include Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
1.    Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:
(a)    The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or, to the Company’s knowledge, threatened by the Commission.
(b)    (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii)the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii)the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date or the Option Closing Date, as the case may be, (as defined in Section 5 and Section 3, respectively), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv)each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v)the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein; it being understood and agreed that the only such information furnished by such Underwriter through the Representatives consists of the information described as such in Section 11(c) below.
(c)    The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, each furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any free writing prospectus.
(d)    The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, has the corporate power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the

Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(e)    Each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Company has been duly incorporated, organized or formed, is validly existing as a corporation or other business entity in good standing under the laws of the jurisdiction of its incorporation (to the extent the concept of good standing or an equivalent concept is applicable in such jurisdiction), organization or formation, has the corporate or other business entity power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction (to the extent the concept of good standing or an equivalent concept is applicable in such jurisdiction) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock or other equity interests of each significant subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except to the extent that such liens, encumbrances, equity or claims would not, singly or in the aggregate, be material to the Company and its subsidiaries, taken as a whole.
(f)    This Agreement has been duly authorized, executed and delivered by the Company.
(g)    The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(h)    The shares of Common Stock (including the Shares to be sold by the Selling Shareholder) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.
(i)    The Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to any preemptive or similar rights that have not been validly waived on or prior to the date hereof.

(j)    The Company is not in violation of any provision of its certificate of incorporation or by-laws. None of the Company’s subsidiaries is in violation of its certificate of incorporation or by-laws except for such violations as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries is (i) in violation of any provision of applicable law, (ii) in violation of any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary or any of their properties or (iii) in default in the performance or observance of any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, except in the case of clauses (ii) and (iii) for such violations or defaults as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(k)    The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary or any of their properties, except in the cases of clauses (i), (iii) and (iv) as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. No consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Company of its obligations under this Agreement, including, without limitation, any approval of the Stock Exchange of Hong Kong Limited (the “SEHK”), the Securities and Futures Commission of Hong Kong and the China Securities Regulatory Commission, except for (i) those which have previously been obtained and remain valid and in force, including the final approval from the SEHK under Practice Note 15 of The Rules Governing the Listing of Securities on the SEHK and (ii) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.
(l)    There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.
(m)    There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is a party or to which any of the properties of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is subject (i) other than proceedings accurately described in all material respects in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described in all material respects; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described in all material respects or filed as required.
(n)    Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.
(o)    The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
(p)    The Company and each of its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of the environment or hazardous or toxic substances or wastes, pollutants or contaminants, including health and safety as related to exposure to such substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit, license or approval, and (iv) have not received from any third party any written unresolved notice of any liability or obligation under or relating to any Environmental Laws, except, in each case, as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals, failure to comply with the terms and conditions of such permits, licenses or approvals or notice of any liability or obligation would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(q)    There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures, any clean-up, remediation or corrective actions, any compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(r)    There are no contracts, agreements or understandings between the Company and any person granting such person (i) the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or (ii) the right to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.
(s)    None of the Company or any of its subsidiaries or controlled affiliates, or any director or officer thereof, or, to the Company’s knowledge, any non-controlled affiliate interests in which are owned directly or indirectly by the Company or any employee, agent or representative of the Company or any of its subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any person or government official (including any officer or employee or a government or government owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (the “Government Official”) in order to improperly influence official action by that person for the benefit of the Company or its subsidiaries or affiliates, or to otherwise secure any improper advantage, or to any person in violation of (i) the U.S. Foreign Corrupt Practices Act of 1977, (ii) the UK Bribery Act 2010, and (iii) any other applicable law, regulation, order, decree or directive having the force of law and relating to bribery or corruption (collectively, the “Anti-Corruption Laws”).
(t)    The operations of the Company and each of its subsidiaries are and have been conducted at all times during the past five years in material compliance with all applicable anti-money laundering laws, rules, and regulations, including the financial recordkeeping and reporting requirements contained therein, and including the Currency and Foreign Transactions Reporting Act (also known as the Bank Secrecy Act) as amended by the USA PATRIOT Act of 2001 (collectively, the “Anti-Money Laundering Laws”).
(u)    (i) None of the Company, any of its subsidiaries or controlled affiliates, or any director or officer thereof, or to the Company’s knowledge, any non-controlled affiliate interests in which are owned directly or indirectly by the Company or any employee, agent or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned 50% or more or controlled by one or more Persons that are:
(A)    the subject or target of any sanctions administered or enforced by the government of the United States (including the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and the U.S. Department of State), the United Nations

Security Council, the European Union, His Majesty’s Treasury, or any other relevant sanctions authority (collectively, “Sanctions”), or
(B)    located, organized or resident in a country or territory that is itself the subject or target of comprehensive, territory-wide Sanctions (including, without limitation, as of the date of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine, Crimea regions of Ukraine, Cuba, Iran, North Korea and Syria) (“Sanctioned Jurisdiction”).
(ii)    The Company will not, directly or knowingly indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
(A)    to fund or facilitate any activities or business of or with any Person that is, the subject or target of Sanctions or in any Sanctioned Jurisdiction in violation of Sanctions;
(B)    to fund or facilitate activities in violation of Anti-Money Laundering Laws; or
(C)    in any other manner that would cause or result in a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
(iii)    Since April 24, 2019, the Company and each of its subsidiaries have not engaged in, are not now engaged in, and shall not engage in, any dealings or transactions with any Person that at the time of the dealings or transaction is the subject or target of Sanctions or located in any Sanctioned Jurisdiction in violation of Sanctions.
(iv)    The Company and its subsidiaries (i) (A) have conducted in the past five years and will conduct their businesses in compliance with Anti-Corruption Laws, (B) have conducted, since April 24, 2019, and will conduct their businesses in compliance with Sanctions and (C) have conducted, in the past 5 years, and will conduct their businesses in compliance with Anti-Money Laundering Laws, and (ii) no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions is pending or, to the knowledge of the Company, threatened. The Company and its subsidiaries and, to its knowledge, its controlled affiliates interests in which are owned directly or indirectly by the Company have instituted and maintained and shall continue to maintain policies and procedures reasonably designed to ensure compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.
(v)    Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus (i) the Company and its subsidiaries, taken as a whole, have not (A) incurred any material liability or obligation, direct or contingent, (B) entered into any material transaction, or (C) sustained any material loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (ii) the Company has not purchased any of its outstanding capital stock nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole.
(w)    The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property (other than intellectual property, which is addressed exclusively in Section 1(x)) owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally, (ii) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity) and (iii) applicable law and public policy with respect to rights to indemnity and contribution).
(x)     Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole, (i) the Company and its subsidiaries own or have a valid and enforceable license to all patents, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), software, domain names, social media identifiers and accounts, trademarks, service marks and trade names (collectively, “Intellectual Property Rights”) used in or reasonably necessary to the conduct of their businesses as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided that this subclause (i) shall not be deemed a representation or warranty of non-infringement, which is covered solely by subclause (vi) below; (ii) the Intellectual Property Rights owned by the Company or any of its subsidiaries and, to the Company’s knowledge, the Intellectual Property Rights licensed to the Company and its subsidiaries, are valid, subsisting and enforceable, (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of, or any rights of the Company or any of its subsidiaries in, any such Intellectual Property Rights; (iv) neither the Company nor any of its subsidiaries has received any notice alleging, or is involved in any proceeding relating to, any infringement, misappropriation or other violation of Intellectual Property Rights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; (v) to the Company’s knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned or controlled by the Company or any of its subsidiaries; (vi) to the Company’s knowledge, neither the Company nor any of its subsidiaries infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, any valid Intellectual Property Rights of any third party; (vii) the Company and its subsidiaries have taken commercially reasonable steps necessary to obtain assignments of the Intellectual Property Rights created or developed by their employees, consultants, agents and contractors in the course of their engagement with the Company and/or its subsidiaries; and (viii) the Company and its subsidiaries use, and have used, commercially reasonable efforts to appropriately maintain all information intended to be maintained as a trade secret.
(y)     (i) Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, the Company and its subsidiaries use and have used any and all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Software”) in compliance with all license terms applicable to such Open Source Software; and (ii) neither the Company nor any of its subsidiaries uses or distributes or has used or distributed any Open Source Software in any manner that requires or has required (A) the Company or any of its subsidiaries to permit reverse engineering of any software code or other technology owned by the Company or any of its subsidiaries or (B) any software code or other technology owned by the Company or any of its subsidiaries to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge.
(z)    (i) Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries have complied and are presently in compliance with all internal and external privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal, disclosure and other processing by the Company or any of its subsidiaries of personal, personally identifiable, household, sensitive, confidential or regulated data or information (“Data Security Obligations”, and such data, “Data”); (ii) neither the Company nor any of its subsidiaries has received any notification of or complaint regarding or is otherwise aware of any other facts that, singly or in the aggregate, would reasonably indicate non-compliance with any Data Security Obligation by the Company or any of its subsidiaries; (iii) the Company and its subsidiaries have not notified, and, to the Company’s knowledge, have not been required under Data Security Obligations to notify, any individual data protection authority or other third party of non-compliance with any Data Security Obligation by the Company or any of its subsidiaries; and (iv) there is no action, suit, investigation or proceeding by or before any court or governmental agency, authority or body pending or threatened alleging non-compliance with any Data Security Obligation by the Company or any of its subsidiaries.
(aa)    The Company and each of its subsidiaries have taken all commercially reasonable technical and organizational measures necessary to protect the information technology systems and Data used in connection with the operation of the Company’s and its subsidiaries’ businesses. Without limiting the foregoing, the Company and its subsidiaries have used commercially reasonable efforts to establish and maintain, and have established, maintained, implemented and complied with, reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans, consistent with industry standards and practices, that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or Data used in connection with the operation of the Company’s and its subsidiaries’ businesses (“Breach”). To the Company’s knowledge, there has been no such Breach, and the Company and its subsidiaries have not been notified of and have no knowledge of any event or condition that would reasonably be expected to result in, any such Breach.
(bb)    No material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(cc)    (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any of its subsidiaries has any liability (each, and excluding any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal

Revenue Code of 1986, as amended (the “Code”); (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived) to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (v) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification; and (vi) neither the Company nor any member of its “controlled group” (within the meaning of Section 414 of the Code) has incurred, or reasonably expects to incur, any liability under Title IV of ERISA in respect of a Plan or a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA, except in each case with respect to the events or conditions set forth in (i) through (vi) hereof, as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(dd)    The Company and each of its subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged, except where the failure to be insured would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(ee)    The Company and each of its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(ff)    The financial statements included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby except for any normal year-end adjustments in the Company’s quarterly financial statements. The other financial information included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. The statistical, industry-related and market-related data included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects. All disclosures contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.
(gg)    Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules filed with the Commission as part of the Registration Statement and included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).
(hh)    The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting, as defined in Rule 13(a)-15(f) under the Exchange Act (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting (it being understood that these clauses (i) and (ii) shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith as of an earlier date than it would otherwise be required to do so under applicable law).

(ii)    As of the Closing Date and any Option Closing Date, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective at a reasonable assurance level.
(jj)    The Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.
(kk)     The Registration Statement, the Prospectus, the Time of Sale Prospectus and any preliminary prospectus comply, and any amendments or supplements thereto will comply , with any applicable laws or regulations of foreign jurisdictions in which the Prospectus, the Time of Sale Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program.
(ll)    No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.
(mm)     The Company has not offered, or caused Morgan Stanley or any Morgan Stanley Entity as defined in Section 12 to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.
(nn)    The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which, singly or in the aggregate, has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any unpaid tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a material adverse effect on the Company and its subsidiaries, taken as a whole.
(oo)    The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Representatives with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act other than those listed on Schedule IV hereto. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.
(pp)    As of the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers, none of (A) the Time of Sale Prospectus, (B) any free writing prospectus, when considered together with the Time of Sale Prospectus, and (C) any individual Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to any statements or omissions based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information is that described in Section 11(c).
2.    Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with each of the Underwriters that:
(a)    This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.
(b)    The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under this Agreement will not contravene (i) any provision of applicable law, (ii) the articles of association of the Selling Shareholder, (iii) any agreement or other instrument binding upon the Selling Shareholder or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, except in the case of clauses (i), (iii) and (iv), as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Selling Shareholder to consummate the transactions contemplated by this Agreement. No consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Selling Shareholder of its obligations under this Agreement, except (i) such as has previously been obtained or (ii) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.
(c)    The Selling Shareholder has, and on the Closing Date and any Option Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by the Selling Shareholder on the Closing Date or the Option Closing Date, respectively, free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, subject to all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Shareholder or a security entitlement in respect of such Shares.
(d)    Upon payment for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.
(e)    The Selling Shareholder has delivered to the Representatives an executed lock-up agreement in substantially the form attached hereto as Exhibit A (the “Lock-up Agreement”).
(f)    The offer and sale of Shares by the Selling Shareholder is not prompted by any material information concerning the Company or its subsidiaries which is not set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus to sell its Shares pursuant to this Agreement.
(g)    (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, as of the date of this Agreement, as of the Closing Date and as of any Option Closing Date, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date and at any Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) the Prospectus as of its date does not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, as of the Closing Date and as of any Option Closing Date, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (A) the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein; it being understood and agreed that the only such information furnished by such Underwriter through the Representatives consists of the information described as such in Section 11(c) below and (B) the representations and warranties set forth in this paragraph are limited to statements or omissions based upon information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show, or the Prospectus or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by the Selling Shareholder consists of the name of the Selling Shareholder, the number of offered shares and the address and other information with respect to the Selling Shareholder (excluding percentages) which appear in the Registration Statement, the Time of Sale Prospectus or any Prospectus in the table (and corresponding footnotes) under the caption “Principal Shareholders” (with respect to the Selling Shareholder, the “Selling Shareholder Information”).
(h)    (i) None of the Selling Shareholder, any of its subsidiaries, WH Group Limited (“WH Group”), or any controlled affiliates of WH Group (“WH Group Controlled Affiliates”), or any director or officer thereof, or to the Selling Shareholder’s knowledge, any non-controlled affiliate of WH Group (“WH Group Non-Controlled Affiliate”) or any employee, agent, or representative of WH Group or any WH Group

Controlled Affiliate, is a Person that is, or is owned 50% or more or controlled by one or more Persons that are:
(A)    the subject or target of any Sanctions, or
(B)    located, organized or resident in a Sanctioned Jurisdiction.
(ii)    The Selling Shareholder will not, directly or knowingly indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
(A)    to fund or facilitate any activities or business of or with any Person that is the subject or target of Sanctions or in any Sanctioned Jurisdiction in violation of Sanctions;
(B)    to fund or facilitate any activities in violation of Anti-Money Laundering Laws; or
(C)    in any other manner that would cause or result in a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
(iii)    Since April 24, 2019, the Selling Shareholder and each of its subsidiaries have not engaged in, are not now engaged in, and shall not engage in, any dealings or transactions with any Person that at the time of the dealing or transaction is the subject or target of Sanctions or located in any Sanctioned Jurisdiction in violation of Sanctions.
(iv)    (a) None of the Selling Shareholder, any of its subsidiaries, WH Group or any WH Group Controlled Affiliates, or any director or officer thereof, or, to the knowledge of the Selling Shareholder, any WH Group Non-Controlled Affiliate or any employee, agent, or representative of WH Group or any WH Group Controlled Affiliate, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any person or Government Official to improperly influence official action by that person for the benefit of the Company or its subsidiaries or affiliates, or to otherwise secure any improper advantage, or to any person in violation of Anti-Corruption Laws in relation to the proceeds of the offering of the Shares hereunder and (b) the operations of the Selling Shareholder and each of its subsidiaries are and have been conducted at all times during the past five years in material compliance with all applicable Anti-Money Laundering Laws.

(v)    The Selling Shareholder and its subsidiaries (i) (A) have conducted in the past five years and will conduct their businesses in compliance with Anti-Corruption Laws, (B) have conducted, since April 24, 2019, and will conduct their businesses in compliance with Sanctions and (C) have conducted, in the past 5 years, and will conduct their businesses in compliance with Anti-Money Laundering Laws, and (ii) no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Shareholder or any of its subsidiaries with respect to Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions is pending or, to the knowledge of the Selling Shareholder, threatened. The Selling Shareholder, its subsidiaries, WH Group and any WH Group Controlled Affiliates and, to its knowledge, other affiliates of WH Group have instituted and maintained and shall continue to maintain policies and procedures reasonably designed to ensure compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.
(i)    The Selling Shareholder represents and warrants that it is not (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code or (iii) an entity deemed to hold “plan assets” of any such plan or account under 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA.
(j)    No stamp duty, documentary, issuance, registration, transfer, withholding, capital gains, income or other similar taxes or duties are payable by or on behalf of the Underwriters, the Company or any of its subsidiaries in the United Kingdom or to any taxing authority thereof or therein in connection with (i) the execution, delivery or consummation of this Agreement, (ii) the sale and delivery of the Shares to the Underwriters or purchasers procured by the Underwriters, or (iii) the initial resale and delivery of the Shares by the Underwriters in the manner contemplated herein.
(k)    The courts of England and Wales (the “English Courts”) would regard the choice of the laws of the State of New York as the governing law of this Agreement as an effective choice of law, save that a choice of law to govern: (a) contractual obligations would not be recognised or upheld by the English Courts where to do so would be inconsistent with or overridden by Regulation (EC) No 593/2008 on the Law Applicable to Contractual Obligations (Rome I) as retained in English law and as amended by the Law Applicable to Contractual Obligations and Non-Contractual Obligations (Amendment etc.) (EU Exit) Regulations 2019 (the “Applicable Law Regulations”); and (b) non-contractual obligations would not be recognised or upheld by the English courts where this would be inconsistent with or overridden by Regulation (EC) No 864/2007 on the Law Applicable to Non-Contractual Obligations (Rome II), as retained in English law and as amended by the Applicable Law Regulations. The Selling Shareholder has the power to submit, and pursuant to Section 18(a) has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of the Specified Courts (as defined in Section 18(a)), and has the power to designate, appoint and empower, and pursuant to Section 18(c), has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any of the Specified Courts.
3.    Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $[●] a share (the “Purchase Price”) the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.
On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Shareholder agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [●] Additional Shares at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Additional Shares. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.
4.    Terms of Public Offering. The Sellers are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Representatives’ judgment is advisable. The Sellers are further advised by the Representatives that the Shares are to be offered to the public initially at $[●] a share (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of $[●] a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $[●] a share, to any Underwriter or to certain other dealers.

5.    Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [●], 2025, or at such other time on the same or such other date, not later than [●], 2025, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”
Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than [●], 2025, as shall be designated in writing by the Representatives.
The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Representatives shall request not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters. The Purchase Price payable by the Underwriters shall be reduced by (i) any transfer taxes required by law to be paid by, or on behalf of, the Underwriters in connection with the transfer of the Shares to the Underwriters duly paid and (ii) any withholding tax required by law.
6.    Conditions to the Underwriters’ Obligations. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date and any Option Closing Date, as the case may be, are subject to the condition that the Registration Statement shall have become effective not later than [●] (New York City time) on the date hereof.
The several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date and any Option Closing Date, as the case may be, are subject to the following further conditions:
(a)    Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or such Option Closing Date, as the case may be:
(i)    no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission;
(ii)    there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and
(iii)    there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Representatives’ judgment, is material and adverse and that makes it, in the Representatives’ judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.
(b)    The representations and warranties of the Company and the Selling Shareholder contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date or such Option Closing Date, as the case may be, and the Company and the Selling Shareholder shall have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be.
(c)    The Underwriters shall have received on the Closing Date or such Option Closing Date, as the case may be, (i) a certificate, dated the respective dates of delivery thereof and signed by an executive officer of the Company, to the effect set forth in Sections 6(a)(i) and 6(a)(ii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be, and (ii) a certificate from the Selling Shareholder, dated the respective dates of delivery thereof and signed by a director of the Selling Shareholder, to the effect that the representations and warranties of the Selling Shareholder contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be, and that such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be. The officers signing and delivering such certificates may rely upon the best of their respective knowledge as to proceedings threatened.
(d)    The Underwriters shall have received on the Closing Date or such Option Closing Date, as the case may be, (i) an opinion and negative assurance letter of Paul Hastings LLP, outside U.S. counsel for the Company, dated the respective dates of delivery thereof, each in form and substance reasonably satisfactory to the Representatives, (ii) an opinion of Hunton Andrews Kurth LLP, Virginia counsel for the Company, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representatives.
(e)    The Underwriters shall have received on the Closing Date or such Option Closing Date, as the case may be, (i) an opinion of Paul Hastings LLP, U.S. counsel for the Selling Shareholder, dated the respective dates of delivery thereof , in form and substance reasonably satisfactory to the Representatives and (ii) an opinion of Paul Hastings (Europe) LLP, English counsel for the Selling Shareholder, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representatives.
(f)    The Underwriters shall have received on the Closing Date or such Option Closing Date, as the case may be, an opinion and negative assurance letter of Cravath, Swaine & Moore LLP, counsel for the Underwriters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.
With respect to the negative assurance letters to be delivered pursuant to Sections 6(d)and 6(f) above, Paul Hastings LLP and Cravath, Swaine & Moore LLP may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Sections 6(d) and 6(e) above, Paul Hastings LLP, as counsel for the Company and Selling Shareholder, may rely upon the opinions of local counsel for the Company or the Selling Shareholder set forth in Sections 6(d) and 6(e), respectively, and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of the Selling Shareholder contained herein and in other documents and instruments; provided that (A) copies of such other documents and instruments shall be delivered to the Representatives and shall be in form and substance satisfactory to the Representatives’ counsel and (B) Paul Hastings LLP, as counsel for the Selling Shareholder, shall state in their opinion that they are justified in relying on each such other opinion.
The opinions of Paul Hastings LLP, Hunton Andrews Kurth LLP and Paul Hastings (Europe) LLP described in Sections 6(d) and 6(e) above shall be rendered to the Underwriters at the request of the Company or the Selling Shareholder, as the case may be, and shall so state therein.
(g)    The Underwriters shall have received, on each of the date hereof and the Closing Date or such Option Closing Date, as the case may be, a letter dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that (i) the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof and (ii) the letter delivered on such Option Closing Date shall use a “cut-off date” not earlier than two business days prior to such Option Closing Date.

(h)    The respective Lock-up Agreements between the Representatives, on the one hand, and the Selling Shareholder, officers and directors of the Company, on the other hand, shall be in full force and effect on the Closing Date or such Option Closing Date, as the case may be.
(i)    On each of the date hereof and the Closing Date or such Option Closing Date, as the case may be, the Underwriters shall have received from the Company a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, signed by the Chief Financial Officer of the Company, in form and substance reasonably satisfactory to the Representatives.
(j)    The Shares to be sold at the Closing Date or such Option Closing Date, as the case may be, shall have been approved for listing on the NASDAQ Global Market, subject only to official notice of issuance.
(k)    The Financial Industry Regulatory Authority, Inc. shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Shares.
(l)    The Underwriters shall have received on the Closing Date or such Option Closing Date, as the case may be, such other documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Shares to be sold on the Closing Date or such Option Closing Date, as the case may be, and other matters related to the issuance of such Shares.
7.    Covenants of the Company. The Company covenants with each Underwriter as follows:
(a)    To furnish to the Representatives upon written request, without charge, copies of the Registration Statement (including exhibits thereto) (which may be an electronic facsimile) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(e) or 7(f) below, copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement, in each case as the Representatives may reasonably request.
(b)    Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)    To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.
(d)    Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.
(e)    If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.
(f)    If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g)    To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request, provided, however, that nothing contained in this provision shall require the Company to qualify to do business in any jurisdiction, to execute or file a general consent to service of process in any jurisdiction or to subject itself to taxation in any jurisdiction in which it is not otherwise subject.
(h)    To make generally available (which may be satisfied by filing with the Commission on its Electronic Data Gathering Analysis and Retrieval System) to the Company’s security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
(i)     To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.
(j)    If any Seller is not a U.S. person for U.S. federal income tax purposes, the Company will deliver to each Underwriter (or its agent), on or before the Closing Date, (i) a certificate with respect to the Company’s status as a “United States real property holding corporation,” dated not more than thirty (30) days prior to the Closing Date, as described in Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), and (ii) proof of delivery to the IRS of the required notice, as described in Treasury Regulations 1.897-2(h)(2).
(k)    If at any time following the distribution of any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act there occurred or occurs an event or development as a result of which such Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.
The Company also covenants with each Underwriter that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period ending 180 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.
The restrictions contained in the preceding paragraph shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof as described in each of the Time of Sale Prospectus and Prospectus, (C) the grant of stock options, stock awards, restricted stock, restricted stock units or other equity awards and the issuance of securities to employees, officers, directors, advisors or consultants of the Company pursuant to the terms of an equity compensation plan in effect as of the Closing Date and described in the Time of Sale Prospectus, provided that it shall be a condition of any such grant (and the receipt of any shares of Common Stock pursuant to any such grant) that any such grantee shall sign a Lock-up Agreement substantially in the form of Exhibit A hereto with respect to the remaining portion of the Restricted Period before receiving any shares of Common Stock and no such condition may be waived without the prior written consent of the Representatives on behalf of the Underwriters, (D) facilitating the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period, (E) the sale or issuance of or entry into an agreement to sell or issue Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock in connection with one or more mergers, acquisitions of securities, businesses, property or other assets, products or technologies, joint ventures, commercial relationships or other strategic corporate transactions or alliances; provided, that the aggregate amounts of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (on an as-converted, as-exercised or as-exchanged basis) that the Company may sell or issue or agree to sell or issue pursuant to this clause (E) shall not exceed 5% of the total number of shares of Common Stock of the Company issued and outstanding immediately following the completion of the transactions contemplated by this Agreement determined on a fully-diluted basis and all recipients of any such securities shall execute and deliver to the Representatives a Lock-up Agreement substantially in the form of Exhibit A hereto with respect to the remaining portion of the Restricted Period and (F) the filing of any registration statement on Form S-8 (including any resale registration statement on Form S-8) relating to securities granted, issued or to be granted or issued pursuant to any plan in effect as of the Closing Date and described in the Time of Sale Prospectus, and (G) the confidential submission to the Commission or FINRA of any registration statement under the Securities Act, provided, however, that such confidential submission may only be made 7 days or more following written notice to the Representatives of the intention to make such submission.

If the Representatives, in their sole discretion, agree to release or waive the restrictions on the transfer of Shares set forth in a Lock-up Agreement for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service at least two business days before the effective date of the release or waiver.
8.    Covenants of the Sellers. Each Seller, severally and not jointly, covenants with each Underwriter as follows:
(a)    Each Seller will deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an applicable IRS Form W-8, as appropriate, together with all required attachments to such form, as appropriate and to the extent required in order to establish exemption from U.S. backup withholding tax on any amounts payable to such Seller under this Agreement.
(b)    Each Seller will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and each Seller undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification.
(c)    All sums payable by the Company or the Selling Shareholder under this Agreement shall be paid free and clear of and without deductions or withholdings of any present or future taxes or duties, unless the deduction or withholding is required by law, in which case the Company or the Selling Shareholder, as the case may be, shall pay such additional amount as will result in the receipt by each Underwriter of the full amount that would have been received had no deduction or withholding been made.
(d)    All sums payable to an Underwriter shall be considered exclusive of any value added or similar taxes. Where the Company or, as the case may be, a Selling Shareholder is obliged to pay value added or similar tax on any amount payable hereunder to an Underwriter, the Company or the Selling Shareholder, as the case may be, shall in addition to the sum payable hereunder pay an amount equal to any applicable value added or similar tax. In furtherance of this Section 8(d), each Underwriter, the Company and the Selling Shareholder shall cooperate in good faith to comply with all applicable reporting requirements for any such value added or similar tax.
9.    Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations and those of the Selling Shareholder under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and counsel for the Selling Shareholder in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the reasonable cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the actual, reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the Financial Industry Regulatory Authority, provided that the amount payable by the Company with respect to the fees and disbursements of counsel for the Underwriters incurred pursuant to subsection (iii) and (iv) of this Section 9 shall not exceed $75,000 in the aggregate, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the NASDAQ Global Market, (vi) the cost of printing any certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the document production charges and expenses associated with printing this Agreement, (ix) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program (not to exceed $50,000 in the aggregate) and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program, (x) the costs and expenses of the Company relating to any investor presentations or “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 11 entitled “Indemnity and Contribution”, Section 12 entitled “Directed Share Program Indemnification” and the last paragraph of Section 14 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make, and the Underwriters will be responsible for 50% of the cost of any aircraft chartered in connection with the road show.
The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

10.    Covenants of the Underwriters. Each Underwriter, severally and not jointly, covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.
11.    Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by such Underwriter through the Representatives consists of the information described as such in paragraph (c) below.
(b)    The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (i) except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by such Underwriter through the Representatives consists of the information described as such in paragraph (c) below, and (ii) only to the extent such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with the Selling Shareholder Information. The liability of the Selling Shareholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate net proceeds (after deducting underwriting discounts and commissions but before deducting expenses) of the Shares sold by the Selling Shareholder under this Agreement (the “Selling Shareholder Proceeds”) less any amounts the Selling Shareholder actually pays pursuant to the contribution provisions of this Section 11(e) below.
(c)    Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show or the Prospectus or any amendment or supplement thereto, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show, or the Prospectus or any amendment or supplement thereto; it being understood and agreed that the only such information furnished by such Underwriter through the Representatives consists of the following information in the Prospectus: the selling concession amount appearing in the third paragraph under the caption “Underwriting”, the information concerning sales to discretionary accounts appearing in the seventh paragraph under the caption “Underwriting,” and the first sentence, the second sentence, the fourth sentence, the fifth sentence, the sixth sentence, the seventh sentence, the ninth sentence and the eleventh sentence in the twelfth paragraph under the caption “Underwriting.”

(d)    In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 11(a), 11(b) or 11(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing or by email to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Shareholder and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholder and such control persons of the Selling Shareholder, such firm shall be designated in writing by the Selling Shareholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) the indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(e)    To the extent the indemnification provided for in Section 11(a), 11(b) or 11(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 11(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 11(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (after deducting underwriting commissions and discounts but before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The liability of the Selling Shareholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the aggregate Selling Shareholder Proceeds of the Selling Shareholder under this Agreement less any amounts that the Selling Shareholder actually pays pursuant to Section 11(b) above.

(f)    The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 11(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the Selling Shareholder shall not be required to contribute an amount in excess of the amount by which the Selling Shareholder Proceeds exceed the amount of any damages that the Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
(g)    The indemnity and contribution provisions contained in this Section 11 and the representations, warranties and other statements of the Company and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, by or on behalf of any Selling Shareholder or any person controlling any Selling Shareholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.
12.     Directed Share Program Indemnification. (a) The Company agrees to indemnify and hold harmless Morgan Stanley, each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of Morgan Stanley within the meaning of Rule 405 of the Securities Act (“Morgan Stanley Entities”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) that arise out of, or are based upon, the failure of any

Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Morgan Stanley Entities.
(b)    In case any proceeding (including any governmental investigation) shall be instituted involving any Morgan Stanley Entity in respect of which indemnity may be sought pursuant to Section 12(a), the Morgan Stanley Entity seeking indemnity, shall promptly notify the Company in writing and the Company, upon request of the Morgan Stanley Entity, shall retain counsel reasonably satisfactory to the Morgan Stanley Entity to represent the Morgan Stanley Entity and any others the Company may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Morgan Stanley Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Morgan Stanley Entity unless (i) the Company shall have agreed in writing or by email to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Morgan Stanley Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Morgan Stanley Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Morgan Stanley Entities. Any such separate firm for the Morgan Stanley Entities shall be designated in writing by Morgan Stanley. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Morgan Stanley Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a Morgan Stanley Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Company of the aforesaid request, (ii) the indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) the Company shall not have reimbursed the Morgan Stanley Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of Morgan Stanley, effect any settlement of any pending or threatened proceeding in respect of which any Morgan Stanley Entity is or could have been a party and indemnity could have been sought hereunder by such Morgan Stanley Entity, unless such settlement includes an unconditional release of the Morgan Stanley Entities from all liability on claims that are the subject matter of such proceeding.

(c)    To the extent the indemnification provided for in Section 12(a) is unavailable to a Morgan Stanley Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company in lieu of indemnifying the Morgan Stanley Entity thereunder, shall contribute to the amount paid or payable by the Morgan Stanley Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Morgan Stanley Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause 12(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 12(c)(i) above but also the relative fault of the Company on the one hand and of the Morgan Stanley Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Morgan Stanley Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Morgan Stanley Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the Morgan Stanley Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the Morgan Stanley Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(d)    The Company and the Morgan Stanley Entities agree that it would not be just or equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Morgan Stanley Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 12(c). The amount paid or payable by the Morgan Stanley Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Morgan Stanley Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 12, no Morgan Stanley Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Morgan Stanley Entity has otherwise been required to pay. The remedies provided for in this Section 12 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e)    The indemnity and contribution provisions contained in this Section 12 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Morgan Stanley Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.
13.    Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to or on the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE American, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.
14.    Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 14 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Representatives, the Company and the Selling Shareholder for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholder.

In any such case either the Representatives or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement (other than the occurrence of any of the events described in clauses (i), (iii), (iv) or (v) of Section 13 hereof), the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.
15.    Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Shareholder, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.
(b)    The Company and the Selling Shareholder, severally and not jointly and in respect of the Shares that is being sold by such party only, acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company, the Selling Shareholder or any other person, (ii) the Underwriters owe the Company and the Selling Shareholder only those duties and obligations set forth in this Agreement, any contemporaneous written agreements and prior written agreements (to the extent not superseded by this Agreement), if any, (iii) the Underwriters may have interests that differ from those of the Company and the Selling Shareholder, and (iv) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company and the Selling Shareholder waive to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.
(c)    The Selling Shareholder further acknowledges and agrees that, although the Underwriters may provide the Selling Shareholder with certain Regulation Best Interest and Form CRS disclosures or other related documentation in connection with the offering, the Underwriters are not making a recommendation to the Selling Shareholder to participate in the offering or sell any Shares at the Purchase Price, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.
16.    Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
17.    Waiver of Jury Trial. Each of the Company, the Selling Shareholder and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
18.    Submission to Jurisdiction; Appointment of Agents for Service. (a) Each of the Company and the Selling Shareholder irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York (the “Specified Courts”) over any suit, action or proceeding arising out of or relating to this

Agreement, the Registration Statement, the Time of Sale Prospectus, the Prospectus or the offering of the Shares (each, a “Related Proceeding”). Each of the Company and the Selling Shareholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in such a court and any claim that any such Related Proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company and the Selling Shareholder has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company and the Selling Shareholder irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.
(b)    The Selling Shareholder hereby irrevocably appoints [●],with offices at [●] as its agent for service of process in any Related Proceeding and agrees that service of process in any such Related Proceeding may be made upon it at the office of such agent. The Selling Shareholder waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Selling Shareholder represents and warrants that such agent has agreed to act as the Selling Shareholder’s agent for service of process, and the Selling Shareholder agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.
19.    Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Company or any Selling Shareholder with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company and the Selling Shareholder agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company or the relevant Selling Shareholder(s), as applicable, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.
20.    Taxes. If any sum payable by the Company or a Selling Shareholder under this Agreement is subject to tax in the hands of an Underwriter or taken into account as a receipt in computing the taxable income of that Underwriter (excluding net income taxes on underwriting commissions payable hereunder), the sum payable to the Underwriter under this Agreement shall be increased to such sum as will ensure that the Underwriter shall be left with the sum it would have had in the absence of such tax.
21.    Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.Docusign.com) or other transmission method any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
22.    Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
23.    Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
24.    Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to Morgan Stanley & Co. LLC at 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department, to BofA Securities, Inc. at One Bryant Park, New York, New York 10036, Attention: Syndicate Department, email: dg.ecm_execution_services@bofa.com, with a copy to ECM Legal, email: dg.ecm_legal@bofa.com and to Goldman Sachs & Co. LLC at 200 West Street New York, New York 10282, Attention: Registration Department, email: registration-syndops@ny.email.gs.com; if to the Company shall be delivered, mailed or sent to [Smithfield Foods, Inc. at 200 Commerce Street, Smithfield, Virginia 23430, Attention: [•], with a copy, which shall not constitute notice, to Colin Diamond, Paul Hastings LLP, 200 Park Ave, New York, NY 10166] and if to the Selling Shareholder shall be delivered, mailed or sent to [WH Group Limited at Unit 7602B–7604A Level 76, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong, Attention: Xiaoming Zhou and Chau Ho, with a copy, which shall not constitute notice, to Peter Cheng, Paul Hastings, 22/F Bank of China Tower, 1 Garden Road, Hong Kong].
[Signature Page Follows]

Very truly yours,

Smithfield Foods, Inc.

By:
Name:
Title:
[Signature Page to Underwriting Agreement]

SFDS UK Holdings Limited

By:
Name: Title:
[Signature Page to Underwriting Agreement]

Accepted as of the date hereof
Morgan Stanley & Co. LLC
BofA Securities, Inc.
Goldman Sachs & Co. LLC
Acting severally on behalf of themselves and the
several Underwriters named in Schedule II hereto

By:	Morgan Stanley & Co. LLC

By:
Name:
Title:

By:	BofA Securities, Inc.

By:
Name:
Title:

By:	Goldman Sachs & Co. LLC

By:
Name:
Title:
[Signature Page to Underwriting Agreement]

SCHEDULE I

Selling Shareholder	Number of Firm Shares To Be Sold	Maximum Number of Additional Shares To Be Sold

SFDS UK Holdings Limited	[●]	[●]

Total:	[●]	[●]
I-1

SCHEDULE II

Underwriter	Number of Firm Shares To Be Purchased

Morgan Stanley & Co. LLC	[●]

BofA Securities, Inc.	[●]

Goldman Sachs & Co. LLC	[●]

Barclays Capital Inc.	[●]

Citigroup Global Markets Inc.	[●]

BNP Paribas Securities Corp.	[●]

HSBC Securities (USA) Inc.	[●]

Rabo Securities USA, Inc.	[●]

BTIG, LLC	[●]

Total:	[●]
II-1

SCHEDULE III
Time of Sale Prospectus
1.    Preliminary Prospectus issued [●], 2025
2.    Pricing information provided orally by the Underwriters:
The initial public offering price per share for the Shares is $[●].
The number of Firm Shares to be purchased by the Underwriters from the Company is [●] and from the Selling Shareholder is [●].
The number of Additional Shares to be sold by the Selling Shareholder at the option of the Underwriters is up to [●].
IV-1

SCHEDULE IV
Written Testing-the-Waters Communications
[●]
IV-1

EXHIBIT A
FORM OF LOCK-UP AGREEMENT
____________, 2025
Morgan Stanley & Co. LLC
BofA Securities, Inc.
Goldman Sachs & Co. LLC
c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, NY 10036
c/o BofA Securities, Inc.
One Bryant Park
New York, New York 10036
c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282
Ladies and Gentlemen:
The undersigned understands that Morgan Stanley & Co. LLC, BofA Securities, Inc. and Goldman Sachs & Co. LLC (collectively, the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Smithfield Foods, Inc., a Virginia corporation (the “Company”), and the selling shareholders listed on Schedule I of the Underwriting Agreement, providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives (the “Underwriters”), of shares (the “Shares”) of the common stock, no par value, of the Company (the “Common Stock”). [Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Underwriting Agreement.]1
To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of
1 To be included only in selling shareholder lock-up.
1

1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock (the “Other Securities”) or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such Other Securities, in cash or otherwise.
Notwithstanding the foregoing, the undersigned may transfer the undersigned’s shares of Common Stock or Other Securities in the following transactions:
(a)    any sales of Common Stock by the undersigned to the Underwriters pursuant to the Underwriting Agreement;
(b)    transactions relating to shares of Common Stock or Other Securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made during the Restricted Period in connection with subsequent sales of Common Stock or Other Securities acquired in such open market transactions;
(c)    transfers of shares of Common Stock or Other Securities (i) as a bona fide gift or charitable contribution, or for bona fide estate planning purposes, (ii) upon death or by will, other testamentary document or intestate succession, (iii) to an immediate family member of the undersigned or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this agreement, “immediate family” shall mean any spouse or domestic partner and relationship by blood, current or former marriage or adoption, not more remote than first cousin), (iv) if the undersigned is a trust, to a trustee or any beneficiary of the undersigned or the estate of any such beneficiary, (v) to a partnership, limited liability company, corporation or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests or (vi) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (c)(i) through (v) above;
(d)    if the undersigned is a corporation, partnership, limited liability company, trust, or other business entity, distributions, transfers or dispositions of shares of Common Stock or Other Securities (i) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act) of the undersigned, or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned, (ii) to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), (iii) as part of a
2

distribution, transfer or disposition without consideration by the undersigned to its stockholders, current or former partners (general or limited), members, beneficiaries or other equity holders, or to the estates of any such stockholders, partners, beneficiaries or other equity holders, (iv) to any wholly owned subsidiary of the undersigned or (v) if a transferee referred to under clauses (d)(i) to (iv) above is not a natural person, any director or indirect partner, member, stockholder or equityholder of such transferee until the Shares come to be held by a natural person;
(e)    (i) the receipt by the undersigned from the Company of shares of Common Stock or Other Securities upon the exercise of options, settlement of restricted stock units or other equity awards or the exercise of warrants which are outstanding as of the date of the Prospectus and are disclosed in the Prospectus, or (ii) the transfer of shares of Common Stock or any securities convertible into Common Stock to the Company upon a vesting or settlement event of the Company’s restricted stock units, deferred stock units, restricted stock, or performance shares, or upon the exercise of options or warrants to purchase the Company’s securities on a “cashless” or “net exercise” basis to the extent permitted by the instruments representing such securities, options, restricted stock units, deferred stock units, restricted stock, or performance shares, or warrants (and solely to the extent necessary to cover the exercise price and the amount needed for the payment of taxes, including estimated taxes, due as a result of such vesting, settlement or exercise whether by means of a “net settlement” or otherwise) so long as such “cashless” exercise or “net exercise” is effected solely by the surrender of outstanding securities, options, restricted stock units or warrants (or the Common Stock or Other Securities issuable upon the exercise or settlement thereof) to the Company and the Company’s cancellation of all or a portion thereof to pay the exercise price and/or withholding tax and remittance obligations; provided (x) the shares of Common Stock received upon exercise or settlement of the security, option, restricted stock unit, deferred stock units, restricted stock, or performance shares, or warrant are subject to the terms of this agreement, and (y) that in the case of either (i) or (ii), any public announcement or filing under Section 16(a) of the Exchange Act or any other public filing or disclosure shall clearly indicate that (A) the filing relates to the circumstances described in (i) or (ii), as the case may be, (B) no shares were sold by the reporting person and (C) the shares of Common Stock or Other Securities retained by the undersigned after such “cashless” or “net exercise” are subject to a lock-up agreement with the Underwriters of the Public Offering;
(f)    the transfer of Common Stock or Other Securities that occurs by operation of law pursuant to a qualified domestic order in connection with a divorce settlement, divorce decree, separation agreement or other order of a court or regulatory agency, provided such transfer shall not involve a disposition for value, and each such transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement;
3

(g)    the transfer of shares of Common Stock or Other Securities in connection with a bona fide third-party tender offer, merger, consolidation or other similar transaction, that is approved by the board of directors of the Company, made to all holders of Common Stock involving a Change of Control (as defined below), provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Common Stock or Other Securities owned by the undersigned shall remain subject to the restrictions contained in this agreement. For the purposes of this clause (g), “Change of Control” means the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than the Underwriters pursuant to the Public Offering), of shares of Common Stock or Other Securities if, after such transfer, the stockholders of the Company immediately prior to such transfer do not own a majority of the outstanding voting securities of the Company (or the surviving entity);
(h)    any transfer of shares of Common Stock or Other Securities to the Company pursuant to arrangements under which the Company has the option to repurchase such shares or other securities or a right of first refusal with respect to such securities;
(i)    transactions as permitted by the prior written consent of the Representatives;
provided that in the case of any transfer, distribution or disposition pursuant to clauses (c) or (d), such transfer shall not involve a disposition for value, and (i) each transferee, donee or distributee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (ii) any public announcement or filing under Section 16(a) of the Exchange Act, or any other public filing or disclosure reporting a reduction in beneficial ownership of shares of Common Stock, shall clearly indicate that the shares of Common Stock or Other Securities retained by the transferee, donee or distributee are subject to a lock-up agreement with the Underwriters of the Public Offering; and
provided further that in the case of any transfer pursuant to clauses (f) or (h), no public announcement of filing under Section 16(a) of the Exchange Act, or any other public filing or disclosure shall be made during the Restricted Period, unless such filing is required and clearly indicates that the transfer is by operation of law, court order, or in connection with a divorce settlement, or a repurchase by the Company, as the case may be; [and]
(j)    facilitating the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the
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Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period[.][;and]
(k)    [the distribution by the Selling Shareholder or one of its affiliates following the completion of the Public Offering, pursuant to the assured entitlement distribution described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, of approximately 0.35% to 0.45% of the shares of Common Stock outstanding as of immediately following the Public Offering.]2
In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or Other Securities. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock and Other Securities except in compliance with the foregoing restrictions.
[If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the offering.]3
[If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.]4
The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transaction designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any shares of Common Stock, or any Other Securities, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.
2 To be included only in selling shareholder lock-up.
3 To be included only in director and officer lock-ups.
4 To be included only in director and officer lock-ups.
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The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.
This agreement shall automatically terminate, and the undersigned will be released from all of his, her or its obligations hereunder, upon the earliest to occur, if any, of (a) the date that the Company advises the Representatives, in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (b) the date that the Company withdraws the registration statement related to the Public Offering before the execution of the Underwriting Agreement, (c) if the Underwriting Agreement is executed but terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the shares of Common Stock to be sold thereunder, the date that the Underwriting Agreement is terminated or (d) February 12, 2025 if the Public Offering of the Shares has not been completed by such date.
Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.
This agreement may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.Docusign.com) or other transmission method any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
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This agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

(Name)

(Address)
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EXHIBIT B
FORM OF WAIVER OF LOCK-UP
_____________, 2025
[Name and Address of
Officer or Director
Requesting Waiver]
Dear Mr./Ms. [Name]:
This letter is being delivered to Morgan Stanley & Co. LLC, BofA Securities, Inc. and Goldman Sachs & Co. LLC (collectively, the “Representatives”) in connection with the offering by Smithfield Foods, Inc. (the “Company”), and the selling shareholders listed on Schedule I of the Underwriting Agreement dated ____, 2025, of _____ shares of common stock, no par value, of the Company (the “Common Stock”) and the lock-up agreement dated ____, 2025 (the “Lock-up Agreement”), executed by you in connection with such offering, and your request for a [waiver] [release] dated ____, 20__, with respect to ____ shares of Common Stock (the “Shares”).
The Representatives hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Agreement, but only with respect to the Shares, effective _____, 20__; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].
Except as expressly [waived] [released] hereby, the Lock-up Agreement shall remain in full force and effect.
Very truly yours,
Morgan Stanley & Co. LLC
BofA Securities, Inc.
Goldman Sachs & Co. LLC
Acting severally on behalf of themselves and
the several Underwriters named in Schedule I
hereto
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By:	Morgan Stanley & Co. LLC

By:
Name:
Title:

By:	BofA Securities, Inc.

By:
Name:
Title:

By:	Goldman Sachs & Co. LLC

By:
Name:
Title:
cc: Company
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FORM OF PRESS RELEASE
Smithfield Foods, Inc.
[Date]
Smithfield Foods, Inc. (the “Company”) announced today that Morgan Stanley & Co. LLC, BofA Securities, Inc. and Goldman Sachs & Co. LLC, the lead book-running managers in the recent public sale of _____ shares of the Company’s common stock are [waiving][releasing] a lock-up restriction with respect to ____ shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver][release] will take effect on ____, 20__ , and the shares may be sold on or after such date.
This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.
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